UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2020

KENTUCKY BANCSHARES, INC.

(Exact Name of Registrant as specified in its Charter)

Kentucky	000-52598	61-0993464
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

P.O. Box 157, Paris, Kentucky (Address of principal executive offices)	40362-0157 (Zip code)

(859)987-1795

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻  Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

◻  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	KTYB	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 16, 2020, Kentucky Bancshares, Inc. (the “Company”) held its 2020 annual meeting of shareholders (the “Annual Meeting”). As of the record date for the Annual Meeting, April 15, 2020, the total number of Common Shares outstanding was 5,946,998. At the Annual Meeting, 4,923,191 or 82.8% of the outstanding Common Shares entitled to vote were represented in person or by proxy. Matters voted upon were (1) ratification of the Board's selection of Crowe LLP as the Company's independent registered public accounting firm for the ensuing year, (2) election of directors, (3) non-binding advisory vote on the compensation paid the Company’s named executive officers, and (4) non-binding advisory vote on the frequency with which the Company will hold a non-binding advisory shareholder vote to approve the compensation the Company pays its named executive officers. The final number of votes cast with respect to each such matter are set out below:

1) Ratification of the Board's selection of Crowe LLP as the Company's independent registered public accounting firm for the ensuing year:

Votes For	4,731,624
Votes Against	9,054
Votes Abstained	182,513
Broker Non-votes	-

2) Four (4) directors were elected by the shareholders to serve as directors of the Company for a three-year term and one (1) director was elected to serve for a one-year term (which was left vacant by the Company’s previous Board chairman following his retirement), who along with the five (5) directors who have terms of office that will continue following the Annual Meeting (B. Proctor Caudill, Jr., Ted McClain, Louis Prichard, Edwin S. Saunier, and Woodford Van Meter), will constitute the full Board of Directors of the Company:

Name	Term	Votes For	Votes Against	Votes Abstained	Broker Non-votes
Shannon B. Arvin	1 year	3,034,300	-	200,439	1,688,452
Henry Hinkle	3 years	2,708,292	-	526,447	1,688,452
Mary McDowell Hoskins	3 years	3,008,428	-	226,311	1,688,452
Jack W. Omohundro	3 years	3,022,195	-	212,544	1,688,452
Robert G. Thompson	3 years	3,041,424	-	193,315	1,688,452

3) Non-binding advisory vote on the compensation paid the Company’s named executive officers:

Votes For	2,946,944
Votes Against	235,229
Votes Abstained	52,566
Broker Non-votes	1,688,452

4) Non-binding advisory vote on the frequency with which the Company will hold a non-binding advisory shareholder vote to approve the compensation the Company pays its named executive officers:

Votes For	2,828,638
Votes Against	216,289
Votes Abstained	105,232
Broker Non-votes	1,688,452

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April
KENTUCKY BANCSHARES, INC.

Date: June 16, 2020	By	/s/ Gregory J. Dawson
Gregory J. Dawson
Chief Financial Officer